Exhibit 99.1

DPW Holdings, Inc LD Micro Main Event XIII December 2020

SAFE HARBOR STATEMENT This presentation and other written or oral statements made from time to time by representatives of DPW Holdings, Inc. (somet ime s referred to as “DPW”) contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934. Forward - looking statements reflect the current view about future events. Statements that are not historical in natu re, such as forecasts for the industry in which we operate, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticip ate s,” “estimates,” “we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward - looking statements. Such sta tements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, product s a nd services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward - looking statements are bas ed on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or express ed. We caution you therefore against relying on any of these forward - looking statements. These risks and uncertainties include those risk factors discussed i n Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10 - K for the fiscal year ended December 31, 2019 (the “2019 Annual Report”) and other information cont ained in subsequently filed current and periodic reports, each of which is available on our website and on the Securities and Exchange Commission’s we bsite ( www.sec.gov ). Any forward - looking statements are qualified in their entirety by reference to the factors discussed in the 2019 Annual Report. Shou ld one or more of these risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, ac tua l results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Important factors that could cause actual results to differ materially from those in the forward looking statements include: a d ecline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; th e ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other pro vid ers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to compl ete customer transactions and capital raising transactions. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us t o p redict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results. All forecasts are provided by management in this presentation and are based on information available to us at this time and m ana gement expects that internal projections and expectations may change over time. In addition, the forecasts are based entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers a bou t our products.

Overview of our company model and strategy Raise capital to fund growth, increase lending activities and make potential acquisitions Shareholder value expected to increase through growth or strategic transactions Current focus on defense and aerospace, power solutions, lending COMPANY OVERVIEW Holding Company structure and focus Strategy 3 Confidential and Proprietary – DPW Holdings, Inc. • Key business units to operate with more autonomy • Provide the structure to raise, allocate, deploy and manage significant permanent capital • Raise capital to fund growth of subsidiaries • Provide the wherewithal to purchase companies we believe we can operate more effectively than incumbent management • Focus on opportunities with large addressable markets • Gresham Worldwide defense business led by Jonathan Read and Tim Long with announced new board of directors • Coolisys Technologies power solutions, EV charging, and power storage business led by Amos Kohn • Ault Alliance Inc. lending, data center, media, and investments, led by Darren Magot

COMPANY OVERVIEW

Breakdown of DPW Holdings, Inc.

- **What It Is:** DPW is a holding company managed by a team of seasoned Wall Street professionals with over 75 years of cumulative experience in Private Equity, Venture Capital and Activism
- **Why DPW Holdings, Inc:** We are a diversified holding company acquiring undervalued assets and disruptive technologies with a global impact
- **Who We Are:**
  - Milton "Todd" Ault III – Chairman and CEO
  - William Horne – Vice Chairman and President
  - Kenneth Cragun – Chief Financial Officer
  - Henry Nisser – EVP and General Counsel
  - Darren Magot – Head of Operations
  - David Katzoff – Senior VP of Finance
  - Joe Spaziano – CTO


DPW Holdings, Inc.
Gresham Worldwide (CEO Jonathan Read)
Coolisys Technologies (CEO Amos Kohn)
Ault Alliance Inc. (CEO Darren Magot)
Microphase Corporation
Gresham Power Electronics Ltd.
Enertec Systems 2001 Ltd.
Relec Electronics
Digital Power Corporation
AceCool EV Charging
Digital Power Lending
Alliance Cloud Services
Media
Ecommerce

Defense & Aerospace	Power Supplies	FinTech
$930 billion addressable market	**$25 billion** addressable market	**$130 billion** addressable market

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COMPANY OVERVIEW

An overview of DPW's current holdings and strategic goals

dpw HOLDINGS



Defense

Category: High-reliability technology solutions for defense, medical, telecom

Strategy: Raise capital to execute on significant backlog. Possible acquisitions.

Companies:

gresham

Enertec

RELEC



Power Solutions

Category: Power electronics products

Strategy: Continue providing value-added solutions and expand sales and distribution capabilities. Grow new market for EV chargers.

Companies/Brands:

COOLISYS Technologies Corp.

Power +

Digital Power



Financial Services

Category: Licensed California Finance Lender

Strategy: Raise additional capital to fund lending activity and develop FinTech capabilities. Begin loan brokering services under the lender license.

Companies/Initiatives:

Digital Power Lending

MONTHLY INTEREST



Cloud Data Center

Category: Licensed California Finance Lender

Strategy: Raise additional capital to fund lending activity and develop FinTech capabilities.

Companies/Initiatives:

Alliance Cloud Services LLC

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Gresham Worldwide - Global Defense










Shelton, CT
Washington D.C.
Phoenix, AZ
Salisbury, UK
Wareham, UK
Karmiel, Israel

Global Footprint

1. Headquartered in Phoenix, Arizona
2. European defense, naval and power solutions through Gresham Power Electronics Limited, located in Salisbury, UK
3. European supplier of power conversion & display technology for industrial, rail transport & emerging electronic markets through Relec Electronics, Ltd, located in Wareham, UK
4. Israel defense & aerospace combat solutions and medical technology through Enertec Systems 2001 Ltd., located in Karmiel, Israel
5. North America defense & aerospace and telecommunication solutions through Microphase Corp., located in Shelton, CT
6. North America strategic development office in Washington D.C.

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• Provides high quality, ultra - reliable bespoke technology solutions for mission critical applications • Value - added services and “designed in” custom components/systems to deliver competitive advantage for providers of turnkey platforms and solutions • Narrows field of competition with elegant designs and high - quality products that limit exposure to commodity markets and support enhanced operating margins • Strong, long term relationships with “blue chip” customers in defense, aerospace and commercial sectors across the globe • Customers include Governments and top military contractors • Servicing global customers with global presence : Arizona, Washington D.C. , Connecticut, U.K. and Israel Overview of Gresham Worldwide products and customers “Blue - Chip” Customers Mission Critical Applications High - quality Solutions GRESHAM WORLDWIDE OVERVIEW Products and Solutions Customers and Relationships 7

Notable Gresham Worldwide Customers GRESHAM WORLDWIDE OVERVIEW 8 Navy Hellenic Daewoo Shipyard

• Possesses over 50 years providing advanced - power solutions for demanding applications • Designs and manufactures innovative technologies and products to operate in the harshest environments, critical applications, and life - saving services • Provides comprehensive solutions for global defense and aerospace customers • Specializes in customized engineering solutions for medical , industrial and defense applications • Provides a wide range of Electrical Vehicles (EV) charging products for Level - 2 fast charging solutions • Provides comprehensive energy storage solutions for power harvest Coolisys Technologies – Power Solutions Defense, Medical, Electric Vehicles Mission Critical Applications Innovative Technologies Core Competencies Markets 9

COOLISYS TECHNOLOGIES NEW PRODUCTS

COOLISYS Technologies Inc

Coolisys Technologies EV Charger Product Line

AC Series
Wall Mounted / Floor Standing

- CTEVBC-7KW 240Vx1/32Amp
- CTEVBC-22KW 240Vx3/32Amp
- CTEVBC-42KW 240Vx3/32Amp

DC Series - Fast Charging System
Floor Standing

- CTEVBC-60KW 400V/97Amp 1 Plug
- CTEVBC-80KW 400V/129Amp 1 or2 Plugs
- CTEVBC-120KW 400V/250Amp 2 Plugs
- CTEVBC-160KW 400V/258Amp 2 or 4 Plugs
- CTEVBC-180KW 400V/291Amp 2 Plugs
- CTEVBC-240KW 400V/388Amp 4 Plugs
- CTEVBC-320KW 400V/486Amp 4 Plugs


Level 2 AC Charger


Power Rectifier for EV Charger


COOLISYS
Level 3 DC Fast Charger

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• On November 30, 2016, we formed Digital Power Lending, a wholly - owned subsidiary. • DP Lending provides commercial loans to companies throughout the United States to provide them with operating capital to finance the growth of their businesses . • California Finance Lending License #60DBO - 77905. • Support messaging for portfolio companies • Capital raising activities • Ecommerce initiatives • Digital training products Ault Alliance Inc. – Lending and Media Provide Loans and Broker Loans Opportunity to incubate partner companies Licensed Finance Lender Lending Alliance Cloud Services 11 Media

COMPANY OVERVIEW

An overview of DPW's strategic investments

Biotech

Category: Developing two treatments for Alzheimer's

Background: Alzheimer's Disease is the 6th leading cause of the death in the U. S. Alzamend Neuro is dedicated to researching, developing and commercializing treatment for Alzheimer's and bringing two patented therapeutics into the clinical and commercialization stages.

Company: Alzamend

Healthcare

Category: Medical products for bodily fluid analysis

Background: Innovative technology and healthcare tools bringing the point of care closer to the patient related to bodily fluid analyses including blood analysis and male fertility testing.

Company: Sandstone Diagnostics, Inc.

Advanced

Category: Revolutionary technology for Textiles

Background: Advanced textile processing using Multiplexed Laser Surface Enhancement. Treats textiles in a cost effective and environmentally sustainable manner. Impact: 99% less energy consumed, 95% reduced chemical usage and 75% less water consumption.

Company: MTIX International

Real Estate

Category: Luxury Hotel development in NYC

Background: Development of a 5-Star ultra luxury hotel operated by a group who are very well-known and successful in the real estate and hospitality business. Located in the in the charming and highly sought- after, landmarked Northern TriBeCa district.

Company: 456 Lux Hotel

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An overview of DPW’s financial highlights FINANCIAL HIGHLIGHTS Q3 - 2020 highlights • Revenue of $5.7 million, an increase of 6.2% from the prior year period • Gross profit of $1.9 million, an increase of 94.7% from the prior year period • Loss from continuing operations of $1.4 million, a 78.9% decrease from the loss from continuing operations of $7.7 million in the prior year period Nine months ended September 30, 2020 highlights • Revenue of $16.7 million, an increase of 3.6% from the prior year period • Gross profit of $5.6 million, an increase of 110.8% from the prior year period • Loss from continuing operations of $5.3 million, a 66.2% decrease from the loss from continuing operations of $15.8 million in the prior year period Financial Highlights 13 2016 2017 2018 2019 $7.1M $10.2M $26.5M $27.2M Annual Revenue Trend Balance sheet highlights • Significantly improved capital structure based on proceeds from the “at - the - market” offering • Expect to eliminate nearly all debt by the end of 2020, other than reasonable debt at the subsidiary level • Well positioned to advance our emerging EV charger business, grow our global defense business and expand our fintech initiatives under our licensed California finance lender

2021 Initiatives Shareholders Should Note □ DPW Holdings companies' financial structure has dramatically improved and is now positioned with a strong balance sheet and growing cashflow to fully fund our budgeted business plans for 2021 □ Gresham Worldwide is exploring opportunities to become publicly traded while focusing on the integration and leveraging of synergies of its newly acquired Relec Electronics, Ltd and Gresham Power Electronics, both based in the UK □ Coolisys continues to expand its power solutions business, highlighted by its recent launch of its EV charger product lines and energy storage solutions. Coolisys is in negotiations with several Fast - Food, convenience store and gas station franchisees. □ Note: there is no assurance that these opportunities will develop as planned however we are hopeful. □ Ault Alliance is expanding its California licensed fintech lender and is excited about its latest developments from Alliance Cloud Services Data Center business.

Thank you! Comments/Questions? December 2020